Joint Filer Information

Name of Joint Filer:                  HM3/GP Partners, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM3/GP Partners, L.P.

                                      By:     Hicks, Muse GP Partners III, L.P., its general partner

                                      By:     Hicks, Muse Fund III Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             --------------------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  HM3 Coinvestors, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            HM3 Coinvestors, L.P.

                                      By:     Hicks, Muse GP Partners III, L.P., its general partner

                                      By:     Hicks, Muse Fund III Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             --------------------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse GP Partners III, L.P.

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            Hicks, Muse GP Partners III, L.P.

                                      By:      Hicks, Muse Fund III Incorporated, its general partner

                                      By:    /s/ David W. Knickel
                                             --------------------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer

Joint Filer Information

Name of Joint Filer:                  Hicks, Muse Fund III Incorporated

Address of Joint Filer:               c/o Hicks, Muse, Tate & Furst Incorporated
                                      200 Crescent Court, Suite 1600
                                      Dallas, Texas 75201

Designated Filer:                     Hicks, Muse, Tate & Furst Equity Fund III, L.P.

Date of Event Requiring Statement:    June 13, 2013

Issuer Name and Ticker Symbol:        LIN TV Corp. (NYSE: TVL)

Signature:                            Hicks, Muse Fund III Incorporated

                                      By:    /s/ David W. Knickel
                                             --------------------------------------
                                             David W. Knickel
                                             Vice President and Chief Financial Officer